1 Investor Presentation October 2022

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for single-tenant, retail commercial real estate, and our financial outlook. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from the novel coronavirus (COVID-19), rising interest rates and instability in macroeconomic conditions. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.

Company & Investment Highlights 3 NETSTREIT Is Built on a Foundation of Strength on Both Sides of the Balance Sheet, Led by a Seasoned Leadership Team with an Exceptional Track Record High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth Active Asset Management to Achieve Optimal Portfolio Performance2 Disciplined Underwriters with Dual Focus on Credit AND Real Estate3 Multifaceted Investment Strategy Leveraging Deep Industry Relationships4 1 Durable and Defensive Cash Flows with Demonstrated Resiliency Platform Positioned for Scale5

Durable and Defensive Cash Flows with Demonstrated Resiliency NETSTREIT STRATEGY BY THE NUMBERS1 4 Source: Company data. Data represents portfolio and balance sheet as of 9/30/2022 unless otherwise noted. 1. Figures represent percentage of ABR unless otherwise noted. 2. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. Investment Grade Tenancy 64.6% Investment Grade Profile Tenancy2 14.0% Occupancy 100.0% 1 Investment grade tenancy provides defensive, consistent performance through economic cycles ▪ High-quality tenancy creates bond-like leases with high rent collections during times of disruption ▪ 78.6% of portfolio consisted of investment grade tenants, or tenants with an investment grade profile Defensive nature of NETSTREIT portfolio strategy ▪ Focused on defensive industries such as necessity, discount, and service-oriented retailers, with e-commerce resistant strategies Healthy portfolio with strong external growth opportunities ▪ Maintained 100% occupancy through all of 2020 and 2021 ▪ Average quarterly investment activity of $114.2 million since the beginning of 2020 ▪ Continued focus on acquiring high credit quality tenants located in well populated markets Well positioned balance sheet ▪ 93% fixed rate debt ▪ $585 million of total liquidity (revolver capacity + unsettled forward equity

2.9% 3.3% 4.2% 5.7% 9.1% 10.3% 11.6% 16.5% 13.2 13.8 9.6 8.8 9.0 10.3 10.6 8.8 STOR EPRT NTST FCPT ADC SRC NNN O Lease Rollover % ('22-'25) WALT 63% 68% 65% 43% 22% 18% 0% 0% ADC NTST FCPT O SRC NNN STOR EPRT 5 NTST's Stable, Defensive Cash Flow Profile Drives Superior Risk-Adjusted Returns Source: Company Filings as of 9/30/2022. 1. ADC, FCPT, O, and SRC as of 6/30/2022. NNN investment grade concentration as of 12/31/2021. EPRT and STOR investment grade concentration assumed to be 0%, although it is not disclosed by either company. Lease Rollover Investment Grade %1

2 Portfolio Overview

High-quality, diversified portfolio consisting of 64.6% investment grade tenants across 42 states

Key Portfolio Stats[1]

Leases	406
States	42
Portfolio Square Feet (in millions)	8.0
Tenants	77
Retail Sectors	24
% Occupancy	100%
% Investment Grade Tenants (by ABR)	64.6%
Weighted Average Lease Term Remaining (Years)	9.6
Lease Turnover Through 2025 (by ABR)	4.3%

National Footprint Across Attractive Markets



WA
OR
CA
AK
HI
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
OH
WV
VA
NC
SC
GA
FL
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
≥10% ABR
≥5% and <10% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR



Baa2 / BBB
11.4%
Baa2 / BBB
6.9%
IG Profile
5.9%
A / Baa2
5.3%
BBB / Baa2
4.9%
BBB- / Baa2
4.2%
AA / Aa2
4.1%
BBB+ / Baa1
3.9%
BBB / Baa2
3.6%
BBB+ / A3
3.5%
Investment Grade Rated
Investment Grade Profile[2]

Sources: Company data. Portfolio data represents portfolio as of 9/30/2022. 1. Excludes mortgage loan receivables. 2. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.

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Dollar Stores: Grocery: Discount Retail: Home Improvement: Drug Stores & Pharmacies: Portfolio Diversification In Defensive Retail Sectors Source: Company data. Portfolio data represents portfolio as of 9/30/2022. All figures represent percentage of portfolio ABR. Note: Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. NETSTREIT offers a national diversified portfolio comprised primarily of defensive retail tenants Top Industries 57.7% Necessity 17.5% Discount 11.5% Other 1 18.3% 2 12.5% 3 11.7% 4 9.0% 5 8.4% 13.4% Service 2 88.5% of ABR Necessity Discount Service 7

NTST Portfolio Transformation 8 NETSTREIT has prudently allocated offering proceeds and recycled capital to grow the scale of its asset base while also improving portfolio quality through further diversification and increased exposure to defensive credit tenancy 2 Source: Company Filings and Company-provided data. 1. Includes mortgage loan receivables. 2. Calculated as % of ABR; excludes mortgage loan receivables. Pre-144A (12/23/19) 144A to IPO IPO (8/13/20) Since IPO Current (9/30/22) Leases 93 70 163 243 406 States 28 6 34 8 42 Portfolio Size 1.4M SF 1.6M SF 3.0M SF 5.0M SF 8.0M SF ABR $17.8M $16.7M $34.5M $58.2M $92.7M Investment Volume1 – ~$264M – ~$1B – Cap Rate1 – 6.6% – 6.7% – Disposition Volume – ~$10M – ~$85M – Disposition Cap Rate – 5.8% – 6.5% – Gross Asset Value ~$247M ~$262M ~$509M ~$755M ~$1.4B IG Concentration2 64% 0% 64% +1% 65% IG & IG Profile Concentration2 64% +8% 72% +7% 79% Top 10 Tenant Concentration2 62% (5%) 57% (4%) 53% Top Five Tenants2 4.9% 5.3% 5.9% 6.9% 11.4% 6.4% 7.5% 7.9% 8.9% 11.9% 4.9% 5.2% 6.1% 7.9% 12.7%Baa2 / BBB Baa2 / BBB Baa1 / BBB+ Baa2 / BBB Baa2 / BBB- Baa1 / AA- Aa2 / AA Baa2 / BBB IG Profile Baa1 / BBB+ IG Profile BBB / Baa2 BBB / Baa2 BBB / Baa2 A / Baa2 BBB / Baa2

$74.2 $150.5 $102.6 $81.2 $88.2 $116.7 $90.1 $150.5 $138.0 $133.1 $131.3 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 Completed Investments New Quarterly Investments Strong External Growth Profile 337 Completed Investments 9 Source: Company data. 1. Includes completed developments and the mortgage loan receivables. ($ in millions) Avg. Acquisition Activity per Completed Quarter = $114.2 million Cumulative Investments Since 20191 Properties Acquired: 24 44 30 26 $224.7 $327.3 $613.5 2 $408.6 31 35 $496.8 26 $703.7 $854.2 32 $992.2 37 26 $1,125.3 $1,256.6 26

Active Asset Management 10 NETSTREIT continuously tracks property performance and stratifies the portfolio to achieve consistent cash flows and balanced growth for its investors Source: Company data. Portfolio data represents portfolio as of 9/30/2022. Since inception, the Company has disposed of 61 properties totaling approximately $186 million, while also acquiring high-quality assets that have enhanced scale and materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Pursue opportunities that align with objectives Practice disciplined underwriting strategy Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Disciplined Acquisitions Perpetual Stratification Active Monitoring Existing portfolio has been carefully curated 2

3 Three-Part Underwriting Philosophy

NETSTREIT leverages a disciplined, three-pronged approach to underwriting potential acquisitions which positions the Company to benefit from superior downside protection on its investments

Level of Underwriting Emphasis

A TENANT CREDIT UNDERWRITING

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- For Non-IG tenants, establish NETSTREIT implied credit rating

B REAL ESTATE VALUATION

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C UNIT-LEVEL PROFITABILITY

- Determine rent coverage (min. 2.0x) and cost variability
- Assess relative to corporate stability / real estate merits

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3 (A) Tenant Credit Underwriting

NETSTREIT employs a credit-focused underwriting strategy for all tenants – the MOST IMPORTANT element **of the Company's underwriting process that drives stable revenue and long**-term return on investment

	Investment Grade (rated)	Investment Grade Profile (unrated)	Sub-IG (rated) & Sub-IG Profile (unrated)[1]

Description	• Validated financial strength and stability
	• Professional management with standardized operational practices
	• Focus on corporate guarantee credit
	• Lower relative yields
	• Higher competition for deals
		• IG-caliber balance sheets without explicit rating
		• Threshold metrics:
		  • >$1B in Sales
		  • Debt / adjusted EBITDA of 2.0x
			• Well-capitalized retailers
			• National footprint with strong brand equity
			• Focus on real estate quality / unit-level profitability
			• Higher relative yields
			• Lower competition for deals

Durability	*Defensive, consistent performance through economic cycles*		• Coverage and credit enhancements required given more susceptible to market disruptions
% Of ABR	64.6%	14.0%	21.4%
	78.6% Total		
Lease Terms (WALT, Rent Bumps, etc.)	Less negotiating leverage	More negotiating leverage	Most negotiating leverage
Representative Tenants	Walgreens, 7-Eleven, Walmart, TJX, Kroger, Lowe's, Firestone, Starbucks, Target, Advance Auto Parts	Ollie's Bargain Outlet, Chick-fil-A, Hobby Lobby, Publix, Five Below	KFC, Chili's, DaVita, Spec's, Caribou Coffee, Wendy's, Bojangles, Jack's, Burlington

Source: Company data. Portfolio data represents portfolio as of 9/30/2022. 1. IG stands for investment grade.

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3 (A) Focus on Investment Grade Tenants

Investment grade tenants have outperformed during economic downturns and largely avoided bankruptcy

Major Retail Tenant Bankruptcies (2009 – 2020) Owned by Net Lease Peer Group

Retail Tenant	Bankruptcy Filing Date	Best Credit Rating Prior to Filing (S&P / Moody's)[1]	Investment Grade?
Ruby Tuesday	Oct-20	B (Jul-12) / B2 (May-12)	✗
Art Van	Mar-20	NR / NR	✗
GQT Goodrich Quality Theaters	Feb-20	NR / NR	✗
Shopko	Jan-19	BB- (May-01) / B2 (Apr-01)	✗
sears	Oct-18	BB+ (Mar-05) / Ba1 (Mar-05)	✗
Mattress Firm	Oct-18	B+ (Sep-15) / B1 (July-15)	✗
Toys R Us	Sep-17	BB (Mar-04) / B1 (Aug-10)	✗
Gander Mtn.	Mar-17	NR / NR	✗
Sports Authority	Mar-16	B (Mar-06) / B2 (Mar-06)	✗
Buffets, Inc.	Jan-12	B (Nov-04) / NR	✗
Borders Group	Feb-11	NR / NR	✗
Sportsman's Warehouse	Mar-09	NR / NR	✗

Sources: Capital IQ, Company data, The Deal Pipeline, Bloomberg, SNL Financial 1. Indicates best credit rating held after 1/1/2005 and date when the respective credit rating was assigned. Some credit ratings are pre-2005.

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Real Estate Valuation 14 Real Estate closely follows Credit as a top priority: NETSTREIT utilizes a ground-up framework rooted in real estate fundamentals to underpin its valuation and further quantify the upside potential for a transaction Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Replacement rent versus current rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors B3

Unit-Level Profitability 15 In assessing unit-level financial performance, NETSTREIT focuses on mission-critical properties with strong rent coverage and higher variability in operating costs Obtain Financial Information Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Sales (per data vendors) • EBITDAR margin (per financials) • Rent (known quantity) • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio ✓ C3

4 Portfolio Strategy / Investment Philosophy

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	88.5%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	78.6% (64.6% Investment Grade Credit and 14.0% Investment Grade Profile)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10M Avg. Asset Size	$3.5M Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.6 Year WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	18.3% Industry 53.5% Top 10 Tenants 9.3% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data. Portfolio data represents portfolio as of 9/30/2022. 1. Portfolio statistics by percentage of ABR.

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Bell Curve Investing – Focusing on the Right Side 17 Inefficiently Priced Assets “Market-Taker” Assets TYPICAL TRANSACTION - Large portfolio ($0.2b to $1.0b+) or outsized buyer pool - Well marketed transaction - Straight-forward transaction - Ability to finance transaction with high loan-to- value debt - Highly competitive, with sophisticated and well capitalized investors TYPICAL TRANSACTION - Smaller deal size ($1m to $20m) or limited buyer pool - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive, 1031 exchangers, family offices, and unsophisticated investors Efficiently Priced Assets 4

Opportunistic Capital Markets Activity – Over $1 Billion Raised/Refinanced in 2022 NETSTREIT CAPITAL MARKETS ACTIVITY - 2022 18 January Forward Equity Raise $230 million August Forward Equity Raise $209 million August Credit Facility Recast $600 million January 2022 Forward Equity Raise: ▪ 10.4 million shares at $22.25 price to public ($230 million in gross proceeds) ▪ Fully settled as of September 30, 2022 August 2022 Forward Equity Raise: ▪ 10.4 million shares at $20.20 price to public ($209 million in gross proceeds) ▪ Full forward was available as of September 30, 2022 August 2022 Credit Facility Recast: ▪ Added a 5.5-year $200 million term loan, swapped to an all-in fixed rate of 3.88% ▪ Upsized the revolver from $250 million to $400 million ▪ Facility cap rate, used for valuing asset base, decreased from 7.25% to 6.50% ▪ Covenants adjusted to allow greater flexibility in our various approaches to acquisitions Source: Company data. Data as of 9/30/2022 unless otherwise noted. Total Over $1 Billion

Fortified Balance Sheet Positively Positions Us for Future Investment Opportunities NETSTREIT BALANCE SHEET 19 Total Liquidity $585 million Leverage (adjusted for unsettled forward equity) 2.5x Fixed Rate Debt % 93% Liquidity: ▪ $370 million of unused revolver capacity ▪ $199 million of unsettled forwards ▪ $16 million of unrestricted cash ▪ TOTAL LIQUIDITY: $585 million Leverage: ▪ 5.0x Net Debt to Adjusted EBITDAre ▪ 2.5x Net Debt to Adjusted EBITDAre after adjusted for unsettled forward equity ▪ 28% Debt to Total Assets Fixed vs Floating Rate Debt: ▪ 93% of debt is fixed rate Source: Company data. Data as of 9/30/2022 unless otherwise noted.

Senior Leadership 20 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. Seasoned leadership team with significant net lease retail and public company experience Mark Manheimer President, CEO & Director Mr. Manheimer leads the overall strategy, acquisitions, underwriting, and asset management for the company Prior experience includes: • EB Arrow; CIO of the Single-Tenant Net Lease Group • Spirit Realty Capital (NYSE: SRC); EVP, Head of Asset Management from 2012 through 2016 • Member of Investment Committee • Led restructuring and extension of the largest tenant’s master lease, as well as subsequent sales of the assets leased to the tenant • Led due diligence in merger that doubled company size • Cole Real Estate Investments; Head of Sale-Leaseback Acquisitions from 2009 through 2012 • Realty Income Corporation (NYSE: O); Director of Underwriting from 2005 through 2009 Prior experience includes: • First Potomac Realty Trust (NYSE: FPO)1; EVP, CFO and Treasurer from 2012 through 2017 • Leading role in FPO’s $1.4 billion sale to Government Properties Income Trust (now Office Properties Income Trust, NASDAQ: OPI) • Provided valuable public company expertise in evaluating and recommending changes to corporate governance initiatives; active role in evaluating Board candidates • Successfully remediated a pre-existing material weakness with respect to financial controls • Federal Realty Investment Trust (NYSE: FRT); SVP, CFO and Treasurer from 2008 through 2012 Andy Blocher CFO, Treasurer & Secretary Mr. Blocher manages liabilities, capital raising, investor relations and financial reporting for the company High-Quality Real Estate Portfolio Conservative Capitalization 5

Key Personnel 21 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. Experienced team of professionals drive NETSTREIT’s day to day operations Jeff Fuge Senior Vice President, Acquisitions • Joined in December 2019 • Prior experience includes: – Director of Capital Markets at EB Arrow – Senior Vice President at Compass Point Research & Trading – Client Relations Director at Aegis Financial • B.A. in History and minor in Business Administration from the College of Charleston; M.B.A. from George Washington University Chad Shafer Senior Vice President, Credit and Underwriting • Joined in May 2020 • Prior experience includes: – Various roles at JPMorgan Chase & Co., most recently as Executive Director – Wholesale Credit Risk – Other roles include Head of Real Estate Banking Portfolio Management, Head of Key Relationship Group – Credit Risk, Commercial Term Lending, and Credit Manager • B.S. in Finance from Butler University Kirk Klatt Senior Vice President, Real Estate • Joined in December 2019 • Prior experience includes: – Chief Acquisitions Officer, Single-Tenant Net-Lease at EB Arrow – Development Services Manager for Duke Realty Corporation (NYSE: DRE) • B.S. in Civil Engineering from Texas Tech University; M.B.A. from University of Texas at Dallas; licensed real estate salesperson in Texas Trish McBratney-Gibbs Senior Vice President and Chief Accounting Officer • Joined in May 2020 • Prior experience includes: – Chief Accounting Officer of American Bath Group – Chief Accounting and Administrative Officer of Mill Creek Residential Trust – Vice President and Controller of CyrusOne (NASDAQ: CONE) • B.S. in Accounting from Oklahoma State University; Certified Public Accountant Randy Haugh Senior Vice President, Finance • Joined in February 2020 • Prior experience includes: – U.S. Real Estate fund management group at The Carlyle Group (NASDAQ:CG) – Vice President of Finance and Director of Finance at First Potomac Realty Trust (NYSE: FPO)1 • B.S. in Economics from University of Virginia Amy An Investor Relations Manager • Joined in December 2019 • Prior experience includes: – Investor Relations Manager at EB Arrow – Investor Relations Associate and Real Estate Analyst at Capview Partners • B.S. in Business Administration from the University of Texas at Dallas – Naveen Jindal School of Management High-Quality Real Estate Portfolio Conservative Capitalization 5

Corporate Responsibility 22 ▪ Dedication to reducing the Company’s ecological footprint ▪ Endorsement of renewable resources and encouragement of tenants to practice leading sustainability initiatives ▪ Implementation of energy conservation practices in the office E Environmental Responsibility ▪ Emphasis on creating a culture driven by diversity & inclusion ▪ Commitment to employee well-being & satisfaction in the workplace ▪ Creation of leading employee training and development programs to promote growth S Social Responsibility ▪ Diverse management team & board of directors ▪ Enactment of ideal board features to enhance the Company’s fiduciary responsibility to shareholders ▪ Rigorous risk management procedures to protect shareholder interests G Corporate Governance Areas of Focus NETSTREIT is committed to fulfilling its responsibility as an outstanding corporate citizen The Company’s mission is to be the leader in the net lease industry by practicing and implementing innovative, impactful Environmental, Social and Governance policies with the highest ethical standards 5

Corporate Responsibility 23 NETSTREIT aligns its corporate responsibility efforts to support that of the United Nations Sustainable Development Goals (SDGs). 5 Promote health and well-being in our offices. Company provides insurance benefits to our employees and family. Company provides employees with fitness memberships. Ensure inclusive and equitable quality education and promote lifelong learnings opportunities for all. Company provides continuing education for employees and offers paid internship to college students. Ensure women’s full and effective participation and equal opportunities at all levels of decision-making. Over 40% of the board members and employee base are female. Promote sustained, inclusive, full and decent productive employment. Company culture promotes inclusivity and growth. Reduced inequality and empower and promote inclusion of all, irrespective of age, sex, race, religion, or economic status. Company culture promotes and empower inclusivity of all. Company has efforts to recruit in underserved communities.

Environmental Responsibility 24 5 We encourage sustainable practices among our employees and remain committed to make environmentally friendly decisions in our daily operations The new corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency The certification is the most rigorous of the green building program designations. The building achieved LEED certification for implementing practical and measurable strategies and solutions to achieve high performance in sustainable site development, water savings, and energy efficiency, materials selection, and indoor environmental quality The new headquarters also received the National Air Filtration Association Clean Air Award The building management partners with an urban beekeeping company to address declining bee populations and to create ecological awareness of bees

Environmental Responsibility 25 5 Our top tenants have corporate sustainability programs that govern their business operations. 18 of our top 20 tenants in our portfolio have ESG commitments Source: Company data. Portfolio data represents portfolio as of 9/30/2022. Corporate sustainability programs for each tenant is published on their website.

Environmental Responsibility 26 5 We can achieve up to 2.5 bps pricing adjustment if we meet certain annual key performance indicators set by our sustainability agent. The KPI is based on the percentages of our portfolio ABR that is derived by tenants who have set targets of reducing GHG with SBTi or have made commitments to set a target at a future date with SBTi. Source: Tenants within our portfolio with Science Base Target initiatives targets or commitments as of October 6, 2022. Tenants SBTi Targets SBTi Commitment Advance Auto Parts, Inc Burlington Best Buy Co., Inc. Bridgestone Corporation CVS Health DaVita Kohl's, Inc. Koninklijke Ahold Delhaize N.V. La-Z-Boy Incorporated Lowe's Companies, Inc. Panera Bread Seven & i Holdings Co., Ltd. Starbucks Coffee Company Target Corporation The Home Depot The Kroger Co. The Wendy's Company Ulta Beauty, Inc. Walmart Inc. Yum! Brands, Inc. To showcase our commitment to the reduction of greenhouse gas emissions, we incorporated to our $600 million credit facility, a sustainability-linked loan feature based on the Science Based Targets initiatives (“SBTi”).

Social Responsibility 27 5 Human Capital Management is the Cornerstone of our ESG and Corporate Strategy. We believe in the value of a diverse workforce and inclusive culture 401K Plan 100% company match of up to a 3% contribution, and 50% of up to the next 2% Insurance Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Twelve days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data. Female, 43% Male, 57% Asian, 13% Black, 9% Hispanic, 9% White, 70%

Corporate Governance 28 5 Source: Company data. We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 71% Independent Directors 50% Diverse Independent Directors 43% Female Directors 4 Fully Independent Committees

5 Board of Directors

In addition to Mr. Manheimer, the Company's board is comprised of six independent directors, each possessing diverse backgrounds in industry, public company and investment experience

Todd Minnis



Chairman of the Board

Background
- EB Arrow, CEO: Commercial real estate developer & owner
- Formerly Cypress Equities Real Estate Investment Management, CIO
- Formerly with The Staubach Company

Matt Troxell, CFA



Lead Independent Director
- Compensation Committee Chair
- Investment Committee Chair
- Audit Committee Member

Background
- Formerly AEW Capital Management, Head of AEW Real Estate Securities
- Formerly Landmark Land Company, VP

Lori Wittman



Independent Director
- Audit Committee Chair
- Nominating & Corporate Governance Committee Member

Background
- Big Rock Partners, CFO
- Global Medical REIT (NYSE: GMRE) Independent Director and Audit Committee Chair
- Formerly Care Capital Properties (NYSE: CCP), CFO
- Formerly Ventas (NYSE: VTR), SVP – Capital Markets & Investor Relations

Robin Zeigler



Independent Director
- Nominating & Corporate Governance Committee Chair
- Compensation Committee Member
- Investment Committee Member

Background
- Mural Real Estate, Founder and CEO
- Formerly Cedar Realty Trust (NYSE: CDR), EVP and COO
- Formerly Federal Realty Investment Trust (NYSE: FRT), COO, Mid-Atlantic

Heidi Everett



Independent Director
- Compensation Committee Member
- Nominating & Corporate Governance Committee Member

Background
- Star Cypress Partners, President and CEO
- Formerly The Wentworth Group and Stafford Family Foundation, Vice President
- Veteran of the United States Air Force

Michael Christodolou



Independent Director
- Audit Committee Member
- Investment Committee Member

Background
- Inwood Capital Management, Manager
- Lindsay Corporation (NYSE: LNN), Director, serves on Audit Committee, and Corporate Governance and Nominating Committee
- Formerly with Bass Brothers / Taylor & Company

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Company & Investment Highlights 30 NETSTREIT Is A Growth Company With A Defensive Net Lease Retail Strategy High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth Active Asset Management to Achieve Optimal Portfolio Performance Disciplined Underwriters with Dual Focus on Credit AND Real Estate Multifaceted Investment Strategy Leveraging Deep Industry Relationships Durable and Defensive Cash Flows with Demonstrated Resiliency Seasoned Leadership Team with Extensive Track Record Platform Positioned for Scale

Definitions 31 ABR means annualized base rent. ABR is calculated by multiplying (i) cash rental payments (a) for the month ended September 30, 2022 (or, if applicable, the next full month's cash rent contractually due in the case of rent abatements, rent deferrals, recently acquired properties and properties with contractual rent increases, other than properties under development) for leases in place as of September 30, 2022, plus (b) for properties under development, the first full month’s estimated permanent cash rent contractually due after the development period by (ii) 12. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investment Grade (rated) represents tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. Investment Grade Profile (unrated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned. Properties under development are excluded from the calculation. Sub-investment grade (rated) represents tenants or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody’s) or NAIC3 (National Association of Insurance Commissioners) or lower.

32 Investor Relations ir@netstreit.com 972-597-4825